UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   September 5, 2003


                     AVALON DIGITAL MARKETING SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                  000-28403             77-0511097
(State or other jurisdiction of  (Commission File Number)  (IRS Employer
           incorporation)                                 Identification No.)


5255 N. Edgewood Drive, Suite 250, Provo, Utah                  84604
         (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (801) 225-7073


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Item 3.        Bankruptcy or Receivership.

         On September 5, 2003, Avalon Digital Marketing Systems, Inc., a Delaware corporation ("Avalon") filed a voluntary petition under Chapter 11 of the United State Bankruptcy Code (the "Bankruptcy Code") and an order for relief was entered on that date, commencing the case, In re Avalon Digital Marketing Systems, Inc., Case No. 03-35180, pending before the United States Bankruptcy Court for the District of Utah (the "Bankruptcy Court"). Avalon will continue to manage its business operations as a "debtor-in-possession" subject to the provisions and requirements of the Bankruptcy Code and Bankruptcy Court.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AVALON DIGITAL MARKETING SYSTEMS, INC.



                                    By: /s/ Robert I. Webber
                                       ----------------------------------------
                                         Robert I. Webber,
                                         President and Chief Executive Officer


Dated:  September 8, 2003